SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                          Date of Report: May 11, 2006
                  Date of Earliest Event Reported: May 9, 2006
                  --------------------------------------------



                            NATURAL GAS SYSTEMS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


          0-27862                                       41-1781991
-------------------------------             ------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)


820 Gessner, Suite 1340, Houston, Texas                    77024
----------------------------------------             -----------------
(Address of Principal Executive Offices)                (Zip Code)


                                 (713) 935-0122
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS
-----------------

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 9.01 Financial Statements and Exhibits.

Signatures


Item 1.01 Entry into a Material Definitive Agreement

         On May 9, Natural Gas Systems, Inc. ("NGS" or the "Company"), through our wholly-owned subsidiary NGS Sub Corp, entered into a Purchase and Sale Agreement (the "Sale Agreement") with Denbury Onshore, LLC., an indirect subsidiary of Denbury Resources, Inc. (NYSE symbol: DNR, hereinafter referred to as "Denbury") to conduct an enhanced oil recovery project in the Company's Delhi Holt Bryant Unit within the Delhi Field in northeast Louisiana (the "Delhi Unit"). NGSY will contribute its working interest in the Delhi Unit, and Denbury will contribute all development capital, technical expertise and required amounts of proven reserves of carbon dioxide that will be injected into the oil reservoirs. The principal terms of the Sale Agreement call for NGS to receive $50 million at closing, subject to adjustments, if any, following normal due diligence inspections. The closing is subject to customary closing conditions and is scheduled to occur on May 31, 2006. At closing, NGS will deliver to Denbury an initial 100% working interest and 80% net revenue interest in the Delhi Unit, while retaining a separate 4.8% royalty interest within the Delhi Unit and a 25% working interest in other depths. After the project generates $200 million of net cash flows before capital expenditures for Denbury, NGS will regain a 25% working interest (20% net revenue interest) in the Delhi Unit.


         The foregoing description is qualified by reference to Exhibit 10.1 to this Current Report on Form 8-K, which Exhibit is incorporated herein by reference. In connection with the Sale Agreement, the Company issued a press release on May 9, 2006, which is included herewith as Exhibit 10.2.


Item 2.01 Completion of Acquisition or Disposition of Assets


See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

         Exhibits.
         ---------

         The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.    Description

10.1           Purchase and Sale Agreement, by and between NGS Sub Corp.
               and Denbury Onshore, LLC, dated May 9, 2006.

10.2           Press Release, dated May 9, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATURAL GAS SYSTEMS, INC.



Date:  May 11, 2006                 By:  /s/ Robert Herlin
                                         -----------------
                                         Robert Herlin, Chief Executive Officer


















                                      -3-